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                                                                   EXHIBIT 10.46


                               AMENDMENT NO. 1 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT


             Amendment No. 1 (the "Amendment"), dated as of December 29, 1999, among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation.

             WHEREAS, the parties hereto entered into a Stock Purchase and Exchange Agreement, together with the schedules related thereto (the "Agreement"), dated as of December 9, 1999; and

             WHEREAS, the parties wish to amend the Agreement in the manner set forth herein;

             NOW THEREFORE, in exchange for the undertakings contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I
                           AMENDMENTS TO THE AGREEMENT

      1.1.   Section 7.3.

             Section 7.3 of the Agreement is amended and restated in its entirety as set forth on Exhibit A-1 attached hereto.

      1.2.   Section 7.6(a)(i).

             Section 7.6(a)(i) of the Agreement is amended and restated in its entirety as set forth on Exhibit A-2 attached hereto.

      1.3.   Section 7.9.

             Section 7.9 of the Agreement is amended and restated in its entirety as set forth on Exhibit A-3 attached hereto.

      1.4.   Section 7.12.

             A new Section 7.12, which is set forth on Exhibit A-4 attached hereto, is added to the Agreement.

      1.5.   Section 7.13.


             A new Section 7.13, which is set forth on Exhibit A-5 attached hereto, is added to the Agreement.

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                                   ARTICLE II
                                  MISCELLANEOUS

      2.1.   No Other Amendments.

             Other than as expressly set forth herein, the Agreement remains unaltered and in full force and effect.

      2.2.   Counterparts.

             This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

      2.3.   Governing Law.

             This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles of such state.

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             IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of December 29, 1999.



                             GE FINANCIAL ASSURANCE HOLDINGS, INC.


                             By:    /s/ Thomas W. Casey
                                    --------------------------------------------
                                    Name: Thomas W. Casey
                                    Title: Senior Vice President &
                                           Chief Financial Officer


                             GE LIFE AND ANNUITY ASSURANCE COMPANY


                             By:    /s/ Thomas W. Casey
                                    --------------------------------------------
                                    Name: Thomas W. Casey
                                    Title: Senior Vice President


                             PM HOLDINGS, INC.



                             By:    /s/ Carl T. Chadburn
                                    --------------------------------------------
                                    Name: Carl T. Chadburn
                                    Title: Vice President

                             PHOENIX GROUP HOLDINGS, INC.



                             By:    /s/ Marlene Luebeck
                                    --------------------------------------------
                                    Name: Marlene Luebeck
                                    Title: Assistant Treasurer




             Phoenix Home Life Mutual Insurance Company, a mutual life insurance company organized under the laws of the State of New York ("PHLMIC"), hereby acknowledges and agrees that any and all obligations of PHLMIC as a guarantor under the Agreement shall apply equally to this Amendment.

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                             PHOENIX HOME LIFE MUTUAL
                             INSURANCE COMPANY



                             By:    /s/ John F. Solan, Jr.
                                    -------------------------------------------
                                    Name:  John F. Solan, Jr.
                                    Title: Senior Vice President






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